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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 3, 2002
                                                         -----------------

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

                DELAWARE                                 13-0853260
   -----------------------------------          -----------------------------
      (STATE OR OTHER JURISDICTION                    (I.R.S. EMPLOYER
            OF INCORPORATION)                       IDENTIFICATION NUMBER)

       115 RIVER ROAD, BUILDING 10
          EDGEWATER, NEW JERSEY                             07020
   -----------------------------------                  --------------
          (ADDRESS OF PRINCIPAL                           (ZIP CODE)
           EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                          -----------------


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS.

         Hanover Direct, Inc. announced the integration of its Domestications and The Company Store divisions, as described more fully in the Press Release attached hereto as Exhibit A.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(c) Exhibits.

Exhibit A - Press Release dated October 3, 2002 of the Registrant.




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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HANOVER DIRECT, INC.
                                      ----------------------------------------
                                               (Registrant)

October 3, 2002                       By:     /s/ Edward M. Lambert
                                      ----------------------------------------
                                      Name:  Edward M. Lambert
                                      Title:    Executive Vice President and
                                      Chief Financial Officer